SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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BB&T Funds
434 Fayetteville Street Mall
Raleigh, North Carolina 27601

(Name of Registrant as Specified in its Charter)
Alan G. Priest, Esq.
Ropes & Gray LLP
One Metro Center
700 12th Street NW, Suite 900
Washington, D.C. 20005

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IMPORTANT SHAREHOLDER INFORMATION

BB&T FUNDS
BB&T International Equity Fund

This document contains a proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on an important issue relating to the BB&T International Equity Fund (the “Fund”). If you complete and sign the proxy (or vote by telephone or Internet), we will vote it exactly as you tell us. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement and to provide your instructions by using any of the methods shown on your proxy card. Voting your proxy, and doing so promptly, will help enable the Fund to avoid additional expenses that could be incurred if the Fund is required to make follow-up solicitations because shareholders do not return their proxies in sufficient numbers.

Please take a few moments to exercise your right to vote. Thank you.

Dear Shareholder,

A special meeting (the “Special Meeting”) of shareholders (“Shareholders”) of the BB&T International Equity Fund (the “Fund”), a separate series of BB&T Funds (the “Trust”), has been scheduled for June 11, 2008.

As described in the attached Notice and Proxy Statement, you are being asked to approve an Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. and Julius Baer Investment Management LLC, which is expected to change its name to Artio Global Management LLC on or about June 15, 2008.

While you are, of course, welcome to join us at the Special Meeting, most Shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). In order to conduct the Special Meeting, a majority of shares of the Fund must be represented either in person or by proxy.

We urge you to vote your proxy promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the Special Meeting, we need your vote. To have your vote count, you must provide your instructions using any of the methods shown on your proxy card.

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included a list of some commonly asked questions and the answers to those questions. If you have any additional questions, please call your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

We look forward to receiving your proxy card so that your shares may be voted at the Special Meeting.

Sincerely,

Keith F. Karlawish
President
BB&T Funds

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD

(OR VOTE BY TELEPHONE OR THE INTERNET)

YOUR VOTE IS VERY IMPORTANT

BB&T INTERNATIONAL EQUITY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2008

Notice is hereby given that a special meeting (the “Special Meeting”) of shareholders (“Shareholders”) of the BB&T International Equity Fund (the “Fund”), a separate series of BB&T Funds (the “Trust”), will be held at 10:00 a.m. Eastern time on June 11, 2008, at 99 High Street, 27th Floor, Boston, Massachusetts 02110, for the following purposes:

1. To approve an Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. (“BB&T Asset Management”) and Artio Global Management LLC with respect to the Fund; and

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The proposals referred to above are discussed in the proxy statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

Shareholders of record at the close of business on April 4, 2008 are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

By Order of the Trustees

James T. Gillespie
Secretary
BB&T Funds

May 6, 2008

SHAREHOLDERS ARE REQUESTED TO PROMPTLY VOTE BY TELEPHONE
OR THE INTERNET OR TO EXECUTE AND RETURN IN THE ENCLOSED
ENVELOPE THE ACCOMPANYING PROXY CARD
WHICH IS BEING SOLICITED BY BB&T FUNDS’ BOARD OF TRUSTEES. THIS IS
IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING.

PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY
SUBMITTING TO BB&T FUNDS A WRITTEN NOTICE OF REVOCATION OR A
SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING
AND VOTING IN PERSON.

BB&T FUNDS

BB&T International Equity Fund

Q.	WHY HAVE I RECEIVED THIS PROXY STATEMENT?

A.	The Board of Trustees of BB&T Funds have sent you this Proxy Statement to ask for your vote as a shareholder (“Shareholder”) of BB&T International Equity Fund (the “Fund”).

Q.	WHAT IS HAPPENING?

A.	Julius Baer Americas, Inc. (“JBA”), the parent of Julius Baer Investment Management LLC (“JBIM”), the investment sub-adviser for the Fund, is in the process of offering an interest in itself to the public through an initial public offering (the “IPO”). Importantly, key members of JBIM’s management team and the portfolio managers of the Fund, including Richard Pell and Rudolph-Riad Younes, will continue to be responsible for managing the Fund, and will own approximately 30% of the shares of JBIM’s holding company following the offering. Consequently, it is not expected that the IPO will result in any changes in the portfolio management of the Fund. In addition, BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”) will continue to serve as the Fund’s investment adviser.

In addition, it is expected that JBA will change its name to Artio Global Investors Inc. and JBIM will change its name to Artio Global Management LLC (“Artio”). References herein to JBIM shall include both JBIM and, effective upon such name change, Artio.

Q.	WHY AM I BEING ASKED TO VOTE ON A PROPOSAL TO APPROVE THE INVESTMENT SUB-ADVISORY AGREEMENT?

A.	The Fund is presently sub-advised by JBIM. The owners of JBIM are in the process of selling an interest in JBA, JBIM’s parent, to the public through the IPO. Upon completion of the IPO, Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”), the current sole shareholder of JBA, will no longer control JBIM as all or a portion of the shares of JBA owned by Holding Ltd. will be redeemed with the proceeds of the IPO. Immediately after the IPO, approximately 70% of JBIM will be indirectly owned, collectively, by the public and Holding Ltd. and the senior members of JBIM’s management will own a substantial interest in JBIM. After the completion of the IPO, JBIM’s present management is expected to continue to conduct the day-to-day business activities of JBIM, including portfolio management for the Fund.

Because it entails a change of control of JBIM, the IPO of JBA will result in an “assignment” and consequent automatic termination of the Fund’s existing Sub-Advisory Agreement (the “existing Sub-Advisory Agreement”) under the 1940 Act. In order for the Fund to continue receiving JBIM’s services after the IPO becomes effective, the Shareholders of the Fund must approve a new Sub-Advisory Agreement (the “proposed Sub-Advisory Agreement”) between JBIM (expected to change its name to Artio Global Management LLC on or about June 15, 2008) and BB&T Asset Management.

Although we are currently seeking the approval by Shareholders of the proposed Sub-Advisory Agreement, this approval will only be effective if JBA completes a successful IPO. If, for some reason, the IPO does not take place, then the existing Sub-Advisory Agreement between JBIM and BB&T Asset Management will remain in place.

In unanimously approving the proposed Sub-Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Trust, including a majority of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality and extent of the services to be provided by JBIM and data on investment performance and management fees of competitive funds. Among other factors, the Trustees also considered economies of scale, breakpoints and sharing of benefits with shareholders. After considering these and other factors, the Trustees concluded that the proposed Sub-Advisory Agreement would be beneficial to the Fund and to Shareholders.

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Q.	WILL APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A.	No. Under the proposed Sub-Advisory Agreement, the Adviser will continue to have full responsibility for providing investment advisory services to the Fund and will compensate JBIM at its sole expense.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	In order to conduct the Special Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of June 11, 2008. In the event that not enough Shareholders return their proxy ballot to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	After careful consideration, the Trustees, including a majority of Trustees who are not “interested persons” as that term is defined in the 1940 Act, recommend that you vote “FOR” adopting the proposed Sub-Advisory Agreement. The Trustees also urge you to vote and return all of the proxy ballot cards you receive.

Q.	WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

THE INFORMATION PROVIDED IN THIS “Q&A” IS SUPPORTED BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT

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BB&T FUNDS

PROXY STATEMENT

BB&T INTERNATIONAL EQUITY FUND
434 FAYETTEVILLE STREET MALL,
FIFTH FLOOR RALEIGH, NORTH CAROLINA 27601

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2008

INTRODUCTION

The enclosed proxy is solicited on behalf of the Board of Trustees (the “Trustees” or the “Board”) of BB&T Funds (the “Trust”) with respect to BB&T International Equity Fund (the “Fund”). The proxy is revocable at any time before it is voted by sending written notice of revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on June 11, 2008 at a special meeting of shareholders of the Fund at 10:00 a.m. Eastern time at the offices of PFPC Inc., the Fund’s sub-administrator, 99 High Street, 27th Floor, Boston, Massachusetts 02110 (such meeting and any adjournment thereof is referred to herein as the “Special Meeting”).

As more fully described below, it is proposed that Julius Baer Investment Management LLC (“JBIM”) continue to serve as the Fund’s investment sub-adviser following the automatic termination of the existing Sub-Advisory Agreement (the “existing Sub-Advisory Agreement”) relating to the Fund by virtue of statutory assignment in connection with the expected initial public offering (the “IPO”) of Julius Baer Americas, Inc. (“JBA”), the parent of JBIM. In addition, it is anticipated that JBIM will change its name to Artio Global Management LLC (“Artio”) on or about June 15, 2008.

Only Shareholders of record at the close of business on April 4, 2008 (“Shareholders”) will be entitled to vote at the Special Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. Shares represented by your duly represented proxy will be voted in accordance with your instructions. In the event that a Shareholder signs and returns the proxy ballot, but does not indicate a choice, the persons named as proxies will vote those shares in favor of such proposal(s).

On or about May 6, 2008 this proxy statement and the enclosed proxy card are being mailed to Shareholders.

PURPOSE OF THE SPECIAL MEETING

This Special Meeting is being called for the following purposes: (1) to approve a proposed Sub-Advisory Agreement (the “proposed Sub-Advisory Agreement”) between BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”) and JBIM with respect to the Fund; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

On February 27, 2008, the Board of Trustees, including a majority of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously voted to approve the Sub-Advisory Agreement. The Trustees recommend that Shareholders approve the proposed Sub-Advisory Agreement.

SUMMARY OF THE TRANSACTION

JBIM, located at 330 Madison Avenue, New York, New York 10017, is a registered investment advisor whose voting shares are wholly owned by JBA. JBA, located at 330 Madison Avenue, New York, New York 10017, is owned by Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”)), and Messrs. Richard Pell and Rudolph-Riad Younes (key portfolio managers). Holding Ltd., located at Bahnhofstrasse, 36, CH-8010 Zurich, Switzerland, is the indirect majority owner of JBIM.

The owners of JBIM are in the process of planning the sale of an interest in JBA to the public through an IPO. Prior to the IPO, JBA and Messrs. Pell and Younes will contribute their interests in JBIM to an intermediate holding company, Julius Baer Americas Holdings LLC, a Delaware limited liability company (“JBAH”), in exchange for initial shares of approximately 70% (for JBA) and 30% (for Messrs. Pell and Younes, collectively), of the membership units of JBAH. JBA will use the proceeds of its IPO to redeem its shares held by Holding Ltd. and will not retain any of the net proceeds of the IPO. Subsequent to the IPO, JBA will be a publicly held company and the sole managing member of JBAH, which will be the sole owner of JBIM. Upon the completion of the IPO, approximately 70% of JBIM will be indirectly owned, collectively, by the public and Holding Ltd. Approximately 30% of JBIM will be indirectly owned, collectively, by Messrs. Pell and Younes.

It is not yet known whether Holding Ltd.’s entire interest or only a significant portion will be redeemed in connection with the IPO; the ultimate decision whether to redeem Holding Ltd.’s interest in whole or in part will depend upon market conditions at the time of the offering. The public and Holding Ltd. will own, in the aggregate, approximately 70% of the economic interest in JBA upon the completion of this offering.

Upon completion of the IPO of JBA, JBIM will continue to operate out of its present New York offices, under the Artio name. Upon the completion of the IPO, under JBIM’s organizational documents, the day-to-day operations and supervision of investment process and the marketing matters of JBIM will be conducted by its Management Committee, which is expected to initially consist of Richard Pell (as Chief Executive Officer), Glen Wisher (as President), Anthony Williams (as Chief Operating Officer) and Francis Harte (as Chief Financial Officer). In the view of the Trustees and JBIM, the IPO is not expected to result in any changes in JBIM’s portfolio management and investment operations with respect to the Fund.

It is expected that as part of the IPO, JBA will change its name to Artio Global Investors Inc. and JBIM will become Artio Global Management LLC.

Pursuant to Section 15 of the 1940 Act, the existing Sub-Advisory Agreement between the Adviser and JBIM terminates automatically upon its “assignment,” which term includes any transfer of a controlling interest in an adviser or control person of an adviser, such as will occur in respect of JBIM in connection with the IPO. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company. Therefore, in order for JBIM to continue to provide investment advisory services after the IPO, Shareholders must approve the proposed Sub-Advisory Agreement between the Adviser and JBIM.

EVALUATION BY THE BOARD

On February 27, 2008, the Trustees, including the Independent Trustees, discussed and evaluated the proposed Sub-Advisory Agreement, taking into consideration the IPO of JBA and its possible effect on the Fund. Representatives of JBIM were present to answer questions from the Adviser. In evaluating the proposed Sub-Advisory Agreement, the Trustees reviewed materials furnished by JBIM relating to the IPO and the anticipated renaming of JBIM as Artio. Representatives of JBIM discussed with the Trustees JBIM’s management philosophy and methods of operation insofar as they relate to the Fund and indicated their belief that, as a consequence of the IPO of JBA, the operations of JBIM and its ability to provide services to the Fund would be undiminished. Representatives also indicated that the terms of the proposed Sub-Advisory Agreement would be unchanged, as would the personnel providing services to the Fund and the manner in which the Fund was managed. Both before and after this meeting, the members of the Trustees met and conferred among themselves and with counsel concerning the IPO of JBA. In determining that the approval of the proposed Sub-Advisory Agreement is in the best interests of the Fund’s Shareholders, the Trustees concluded that the following factors were among their essential considerations:

Portfolio Management Continuity — The advisory services to be provided by JBIM upon completion of the IPO transaction are expected to be performed by the same personnel who had previously been providing such services through JBIM.

Fees — Under the proposed Sub-Advisory Agreement, JBIM will continue to provide investment advisory services to the Fund. BB&T Asset Management will continue to compensate JBIM at its sole expense.

Possibility for Increased Employee Ownership with Respect to JBIM — The IPO may create opportunities for enhanced employee incentive arrangements at JBIM with the availability of public shares, and may allow JBIM to preserve the culture of its organization and its focus on the delivery of enhanced investment results to the Fund.

After considering these factors, the Trustees concluded that the proposed Sub-Advisory Agreement would be beneficial to the Fund and to its Shareholders.

Description of the Proposed Sub-Advisory Agreement

On February 27, 2008, the Trustees, including the Independent Trustees of the Trust, unanimously approved on behalf of the Fund the proposed Sub-Advisory Agreement between BB&T Asset Management and JBIM. A copy of the form of proposed Sub-Advisory Agreement is included as Exhibit A to this proxy statement. The Sub-Advisory Agreement is identical to the existing Sub-Advisory Agreement. Under the proposed Sub-Advisory Agreement, JBIM would act as sub-adviser to the Fund with regard to selecting the Fund’s investments and placing all orders for purchases and sales of the Fund’s securities, subject to the direction and supervision of the Board and BB&T Asset Management, any written guidelines adopted by the Board or BB&T Asset Management and furnished to JBIM, and in accordance with the Fund’s written investment objective and restrictions, as set forth in the Fund’s then-current prospectus and statement of additional information (“SAI”).

Under the proposed Sub-Advisory Agreement, if approved, BB&T Asset Management will continue to provide investment advisory services to the Fund. BB&T Asset Management will discharge this responsibility in part through retention of JBIM, at BB&T Asset Management’s sole expense, to provide investment sub-advisory services to the Fund. BB&T Asset Management will oversee the activities of JBIM and will be responsible for setting any policies it deems appropriate for JBIM’s activities, subject to the direction of the Board. Shareholders of the Fund will continue to receive the benefits of BB&T Asset Management’s supervision of the investment program of the Fund and, under the proposed arrangement, will receive the additional benefit of JBIM’s sub-investment advisory services.

If Shareholder approval is obtained, the proposed Sub-Advisory Agreement will become effective if JBA completes a successful IPO. The proposed Sub-Advisory Agreement will continue for successive twelve-month periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the proposed Sub-Advisory Agreement or interested persons of the Trust or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund. The proposed Sub-Advisory Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by vote of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Adviser on 60 days written notice to JBIM or (iv) by JBIM on 60 days written notice to the Adviser. The proposed Sub-Advisory Agreement also immediately terminates in the event of its assignment, as that term is defined in the 1940 Act, or upon termination of the Investment Advisory Agreement (as defined below).

Under the proposed Sub-Advisory Agreement, subject to the supervision of BB&T Asset Management and the Board and in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s then-current prospectus and SAI, JBIM would supervise the day-to-day operations of the Fund and perform the following services:

(i) provide investment research and credit analysis concerning the Fund’s investments;

(ii) conduct a continual program of investment of the Fund’s assets;

(iii) place orders for all purchases and sales of the investments made for the Fund;

(iv) maintain the books and records required in connection with its duties under the proposed Sub-Advisory Agreement and furnish the Board with such periodic and special reports as the Board may reasonably request; and

(v) keep the Adviser informed of developments materially affecting the Fund.

In consideration for the services provided and expenses assumed under the proposed Sub-Advisory Agreement, BB&T Asset Management has agreed to pay JBIM a fee, computed daily and paid monthly in arrears, equal to the lesser of (i) 0.80% per annum of the first $20 million of the Fund’s average daily net assets, 0.60% per annum of the next $20 million of the Fund’s average daily net assets, 0.50% per annum of the next $60 million of the Fund’s average daily net assets, and 0.40% per annum thereafter, or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and JBIM. BB&T Asset Management will bear the sole responsibility for the payment of the sub-advisory fee to JBIM.

Under the proposed Sub-Advisory Agreement, JBIM is not liable for any error of judgment, mistake of law or for any loss suffered by the Adviser, the Trust or the Fund in connection with the Sub-Advisory Agreement, except that JBIM is liable to the Adviser for a loss resulting from (i) JBIM’s breach of fiduciary duty under the 1940 Act with respect to the receipt of compensation for services or (ii) JBIM’s willful misfeasance, bad faith or gross negligence in the performance of its duties or JBIM’s reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The Trustees unanimously recommend that Shareholders vote to approve the proposed Sub-Advisory Agreement. Approval by Shareholders of the proposed Sub-Advisory Agreement will result in no change to the contractual rate of the advisory fees payable to the Adviser by the Fund.

In the event that holders of a majority of the outstanding shares of the Fund vote in the negative with respect to the proposed Sub-Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Fund’s Shareholders.

Please see the Fund’s current prospectus and SAI for complete information on the Fund’s current investment strategies, techniques and restrictions. Please also see Exhibit A to the proposed Sub-Advisory Agreement for additional information.

Description of the Interim Sub-Advisory Agreement

As permitted under the 1940 Act, if shareholder approval of the proposed Sub-Advisory Agreement has not been obtained following the IPO, JBIM will continue providing sub-investment advisory services to the Fund under an interim sub-advisory agreement with the Adviser (the “Interim Sub-Advisory Agreement”). JBIM will continue to provide such services until Shareholder approval of the proposed Sub-Advisory Agreement between the Adviser and JBIM is obtained, or, absent such approval, for no longer than 150 days from the date on which the Interim Sub-Advisory Agreement becomes effective.

The Interim Sub-Advisory Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by vote of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Adviser on 60 days written notice to JBIM or (iv) by JBIM on 60 days written notice to the Adviser. In addition, the Interim Sub-Advisory Agreement immediately terminates (i) in the event of its assignment, (ii) upon effectiveness of the proposed Sub-Advisory Agreement between BB&T Asset Management and JBIM, or (iii) on the expiration of 150 days from the date on which the Interim Sub-Advisory Agreement becomes effective.

The terms of the Interim Sub-Advisory Agreement are identical to those of the proposed Sub-Advisory Agreement. During the term of the Interim Sub-Advisory Agreement, JBIM is entitled to a fee, computed daily and paid monthly in arrears, equal to the lesser of (i) 0.80% per annum of the first $20 million of the Fund’s average daily net assets, 0.60% per annum of the next $20 million of the Fund’s average daily net assets, 0.50% per annum of the next $60 million of the Fund’s average daily net assets, and 0.40% per annum thereafter, or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and JBIM.

Description of the Existing Sub-Advisory Agreement

JBIM currently serves as investment sub-adviser to the Fund pursuant to the existing Sub-Advisory Agreement. The terms of the existing Sub-Advisory Agreement, including fees paid thereunder, are identical to the terms of the proposed Sub-Advisory Agreement, as described above. The existing Sub-Advisory Agreement was last submitted to a vote of shareholders of the Fund on July 25, 2007.

For the period from July 2, 2007 to September 30, 2007, BB&T Asset Management paid JBIM $170,543 for sub-advisory services to the Fund.

Description of the Existing Investment Advisory Agreement

At the present time, BB&T Asset Management serves as investment adviser to the Fund pursuant to an investment advisory agreement dated February 1, 2001, as amended and restated May 23, 2003 (the “Investment Advisory Agreement”). The predecessor Investment Advisory Agreement was last submitted to a vote of the initial shareholder of the Fund on January 2, 1997.1

The Investment Advisory Agreement will continue in effect with respect to the Fund for successive periods of twelve months each ending on September 30, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the Agreement or interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund. The Board most recently voted to renew the Investment Advisory Agreement on August 28, 2007. The Investment Advisory Agreement may be terminated as to the Fund at any time on sixty days’ written notice without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Adviser. The Investment Advisory Agreement terminates automatically in the event of its assignment, as that term is defined in the 1940 Act.

Under the Investment Advisory Agreement, BB&T Asset Management will provide or cause to be provided a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. BB&T Asset Management may, subject to the approvals required under the 1940 Act and at its expense, employ a sub-investment adviser to assist in the performance of its duties under the Investment Advisory Agreement. Regardless of whether it employs a sub-adviser, BB&T Asset Management continuously reviews, supervises and administers the Fund’s investment programs.

As consideration for its services, the Adviser is entitled to a fee computed daily and paid monthly on the first business day of each month equal to the lesser of (i) one percent (1.00%) of the Fund’s average daily net assets or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Adviser. BB&T Asset Management has contractually agreed to limit the management fees paid by the Fund to 0.85% for Class A, Class B, Class C and Institutional Shares for the period beginning February 1, 2008 and ending on January 31, 2009. For the fiscal year ended September 30, 2007, the Fund paid investment advisory fees to the Adviser equal to $1,605,095 after taking into account fee waivers and reimbursements.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
PROPOSED SUB-ADVISORY AGREEMENT.

1 In 2000, Branch Banking and Trust Company (the “Bank”), the former investment adviser, reorganized its investment advisory division as BB&T Asset Management, a separate, wholly-owned subsidiary of the Bank. Management and investment advisory personnel of the Bank that provided investment management services to BB&T Funds continued to do so as the personnel of BB&T Asset Management. As a result, the reorganization was deemed not to be an “assignment” of the investment advisory contract for purposes of the 1940 Act and, therefore, a shareholder vote was not required.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum, Adjournment and Methods of Tabulation.  Pursuant to the Amended and Restated Bylaws of the Trust, a majority of the aggregate number of shares of the Fund entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meeting. Under the 1940 Act, the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Required Vote.  Approval of the proposed Sub-Advisory Agreement requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

No Annual Meetings; Shareholder Proposals.  The Trust’s Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and no such meetings are planned for 2008. The Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust’s proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Other Business.  While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Special Meeting.

Revocation of Proxies.  Proxies may be revoked at any time before they are voted by (i) a written revocation received by the Trust, (ii) properly executing a later-dated proxy, or (iii) attending the Special Meeting and voting in person.

Financial Information.  Copies of the Fund’s Annual Report dated September 30, 2007, is available upon request and may be obtained without charge by writing to BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762 or by calling 1-800-228-1872. Upon request, the Fund will furnish, without charge, to any of its shareholders, a copy of the Fund’s Annual Report for its most recent fiscal year, and a copy of its Semi-Annual report for any subsequent Semi-Annual period, if available.

Householding.  In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund’s annual report to shareholders or proxy statement, as applicable, to those addresses shared by two or more accounts. If you do not wish to receive single copies of these documents, please call 1-800-228-1872 or write to the BB&T Funds at P.O. Box 9762, Providence, Rhode Island 02940-9762, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

The Fund will deliver promptly upon written or oral request a separate copy of the annual report to shareholders or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered.

Other Information.  Please refer to Exhibits B and C for information about shares outstanding in the classes offered by the Fund and a list of beneficial owners known by the Trust to own beneficially 5% or more of the outstanding shares of any class of the Fund as of April 4, 2008.

The costs of solicitation of proxies will be borne by JBIM. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person.

If you do not expect to attend the Special Meeting, please vote by telephone or the Internet or sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

INFORMATION ABOUT THE FUND

The Fund’s executive offices are located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina 27601.

The Fund’s administrator is BB&T Asset Management, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina, 27601. BB&T Asset Management is a wholly-owned subsidiary of BB&T Corporation (“BB&T”), a financial holding company and parent of Branch Banking and Trust Company (the “Bank”). For the fiscal year ended September 30, 2007, the Fund paid $195,716 to BB&T Asset Management for services provided under the Administration Agreement. BB&T Asset Management will continue to provide services to, and receive fees from, the Fund under the Administration Agreement if the proposed Sub-Advisory Agreement is approved.

The Fund’s principal underwriter is BB&T AM Distributors, Inc., a Delaware Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and wholly-owned subsidiary of PFPC, Inc. and indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly-traded company.

The Fund’s investment adviser is BB&T Asset Management, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina 27601.

INFORMATION ABOUT JBIM

The name, address, and principal occupation of the principal executive officers of JBIM are as follows:

Name, Date of Birth,
Address and Position(s)
Held with The Adviser	Fund Position and Length of	Principal Occupation(s)
and JBA	Time Served as Fund Officer	During Past Five Years

GLEN WISHER (October 10, 1963) 330 Madison Avenue New York, NY 10017 President of JBIM	Trustee of the Julius Baer Investment Funds since September, 2005; Director of the Julius Baer Global Equity Fund (the “Global Equity Fund”) since 2005.	Chief Executive Officer of JBA (since May, 2004); Managing Director and Head of Institutional
Asset Management of JBA (October 2001 – June 2004); Director of Fixed Income (London) (January 2001 – October 2001)

RICHARD C. PELL (September 21, 1954) 330 Madison Avenue New York, NY 10017 Chief Executive Officer and Chief Investment Officer of JBIM	Vice President of the Julius Baer Investment Funds since 1995; for the Global Equity Fund since 2004.	Managing Director, Chief Executive Officer and Chief Investment Officer of Julius Baer Investment Management LLC (1995 – present)
RUDOLPH-RIAD YOUNES (September 25, 1961) 330 Madison Avenue New York, NY 10017 Head of International Equity of JBIM	Vice President of the Julius Baer Investment Funds since 1997; for the Global Equity Fund since 2004.	Senior Vice President and Head of International Equity for Julius Baer Investment Management New York, NY 10017 LLC (1993 – present)

Name, Date of Birth,
Address and Position(s)
Held with The Adviser	Fund Position and Length of	Principal Occupation(s)
and JBA	Time Served as Fund Officer	During Past Five Years

ANTHONY WILLIAMS (March 15,1964) 330 Madison Avenue New York, NY 10017 Chief Operating Officer of JBIM	President, Chief Executive Officer and Principal Executive Officer of the Julius Baer Investment Funds and the Global Equity Fund (together with the Julius Baer Investment Funds, the “Julius Baer Funds”) since 2004.	Chief Operating Officer since 2003. Member of the Board of Managers of Julius Baer Investment Management LLC (2004 – present) Board of Directors of Julius Baer Americas (2007 – present)

FRANK HARTE (December 29, 1961) 330 Madison Avenue New York, NY 10017 Senior Vice President, Chief Financial Officer of JBIM	N/A	Senior Vice President and Chief Financial Officer, Julius Baer Investment Management LLC (2006 – present) Senior Vice President, Chief Financial Officer, Bank Julius Baer (2002 – 2006)

HENDRICUS BOCXE (May 24, 1964) 330 Madison Avenue New York, NY 10017 Senior Vice President, Head of Legal & Compliance of JBIM (2000 – 2003)	N/A	Senior Vice President of Julius Baer Investment Management LLC (2005 – present) First Vice President of Bank Julius Baer (2003 – 2005) Vice President of Bank Julius Baer (2000 – 2003)

DONALD DELANO (June 21, 1966) 330 Madison Avenue New York, NY 10017 First Vice President, Chief Compliance Officer of JBIM	N/A	Chief Compliance Officer of Julius Baer Investment Management LLC (2005 – present) Vice President of Julius Baer Investment Management LLC (2004 – 2005)
Chief Compliance Officer of E-Trade Asset Management (2000 – 2004)

ALEX BOGAENKO (April 13, 1963) 330 Madison Avenue New York, NY 10017 Vice President of JBIM	Treasurer of the Julius Baer Funds since 2005.	Vice President of Julius Baer Investment Management LLC (2005 – present) Manager of Accounting and Director of Portfolio Administration of Van Eck Global (1995 – 2005)

SAMUEL DEDIO (June 4, 1966) 330 Madison Avenue New York, NY 10017 First Vice President, Co-Head of Global Equity & Head of U.S. Equity of JBIM	Vice President of the Julius Baer Funds since 2006.	Senior Portfolio Manager and First Vice President of Julius Baer Investment Management LLC (2006 – present) Managing Director of Deutsche Asset Management (1999 – 2006)

Name, Date of Birth,
Address and Position(s)
Held with The Adviser	Fund Position and Length of	Principal Occupation(s)
and JBA	Time Served as Fund Officer	During Past Five Years

DENISE DOWNEY (September 1, 1961) 330 Madison Avenue New York, NY 10017 First Vice President and Director of Marketing of JBIM	Vice President of the Julius Baer Funds since 1995.	First Vice President and Head of Julius Baer Investment Management LLC (2002 – present)

CRAIG M. GIUNTA (December 20, 1971) 330 Madison Avenue New York, NY 10017 First Vice President of the Adviser and Head of Client Operations of JBIM	Chief Financial Officer of the Julius Baer Funds since 2003.	First Vice President of Julius Baer Investment Management LLC (2002 – present)

GREG HOPPER (March 24, 1957) 330 Madison Avenue New York, NY 10017 First Vice President and Head of Global High Income Management of JBIM	Vice President of the Julius Baer Funds since 2002.	First Vice President of Julius Baer Investment Management LLC (2002 – present)

DONALD QUIGLEY (January 13, 1965) 330 Madison Avenue New York, NY 10017 First Vice President and Head of Global Fixed-Income Management of JBIM	Vice President of the Julius Baer Funds since 2001.	First Vice President and Head of Global Fixed-Income Management of Julius Baer Investment Management LLC (2001 – present)

MICHAEL K. QUAIN (July 6, 1957) 330 Madison Avenue New York, NY 10017 First Vice President of JBIM	Chief Compliance Officer of Julius Baer Funds since 2004.	First Vice President of Julius Baer Investment Management LLC (2002 – present)
President and Chief Executive Officer of Julius Baer Global Equity Fund (formerly The European Warrant Fund, Inc) and Julius Baer Investment Funds (1997 – 2004)

KEITH WALTER (June 17, 1968) 330 Madison Avenue New York, NY 10017 First Vice President of JBIM	Vice President of the Julius Baer Funds since 2006.	First Vice President and Portfolio Manager of Julius Baer Investment Management LLC (1999 – present)

JOHN WHILESMITH (March 8, 1967) 330 Madison Avenue New York, NY 10017 Vice President of JBIM	Secretary of the Julius Baer Funds since 2005.	Vice President and Operations Compliance Officer of Julius Baer Investment Management LLC (2005 – present) Compliance Officer of Morgan Stanley Investment Management (2002 – 2005)

The following table shows other investment companies advised or sub-advised by JBIM with investment objectives similar to that of the Fund.

Other Funds		Assets Under
Managed by the	Management	Management
Adviser	Fee*	(in Millions)

Heritage International Equity Fund	0.40%	$330.7
ING Foreign Fund	0.40%	$690.8
ING Julius Baer Portfolio	0.40%	$2,289.2
PNC International Equity Fund**	0.45%	$268.3
Wilmington Multi-Manager International Fund**	0.50%	$175.3
Retirement System Group Inc.	0.60%	$83.4

*	Annualized fee rate based on assets under management as of September 30, 2007.

**	JBIM manages only a portion of the assets of these funds and receives fees on this basis. The assets listed above reflect only JBIM’s assets under management.

Upon the completion of the IPO, JBIM expects to have the same personnel as before the IPO, with such personnel having substantially the same responsibilities for day-to-day management and investment decisions as they had while employed prior to the IPO. After the completion of the IPO, JBIM will be controlled by public shareholders. The Management Committee of JBIM will continue to consist of Richard Pell (as CEO), Glen Wisher (as President), Anthony Williams (as COO) and Francis Harte (as CFO). In the event Shareholders approve the proposed Sub-Advisory Agreement as contemplated herein, it is expected that the Fund will receive the same services from JBIM as it has in the past.

JBIM may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, JBIM will consider the experience and skill of the firm’s securities traders, as well as the firm’s financial responsibility and administrative efficiency. JBIM will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, JBIM may, subject to the approval of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that JBIM determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of JBIM to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Trust’s principal distributor, any investment adviser or any affiliate thereof (as the term “affiliate” is defined in the 1940 Act), except to the extent permitted under the 1940 Act.

JBIM is not affiliated with the Adviser. No Trustee of the Trust has made a purchase or sale of any securities, or has had any material interest, direct or indirect, in any material transaction since the beginning of the most recently completed fiscal year or any material proposed transaction to which JBIM, any Parent2 or Subsidiary3 of JBIM (other than another fund) or any Subsidiary of the Parent of such entities was or is to be a party. No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of JBIM. No officer or Trustee owns securities or has any other material direct or indirect interest in JBIM or any other person controlling, controlled by or under common control with JBIM.

2 A Parent is defined herein as an affiliated person of a specified person who controls the specified person directly or indirectly through one or more intermediaries.
3 A Subsidiary is defined herein as an affiliated person of a specified person who is controlled by the specified person directly, or indirectly through one or more intermediaries.

Portfolio Transactions

During the Fund’s fiscal year ended September 30, 2007, no brokerage commissions were paid on account of trading for the Fund to any broker that is (i) an affiliated person of the Fund, (ii) an affiliated person of such person or (iii) an affiliated person of which is an affiliated person of the Fund, JBIM, BB&T Asset Management (the investment adviser and administrator), BB&T Funds Distributor, Inc. (the Fund’s Distributor from November 1, 2005 through April 22, 2007) or BB&T AM Distributors, Inc. (the Fund’s Distributor since April 23, 2007).

May 6, 2008

YOUR VOTE IS IMPORTANT.  YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE BE SURE TO VOTE SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

SUB-ADVISORY AGREEMENT

AGREEMENT dated as of June   , 2008, between BB&T Asset Management, Inc., a North Carolina corporation with an office in Raleigh, North Carolina (herein called the “Investment Adviser”) and Artio Global Management LLC (formerly Julius Baer Investment Management LLC), a Delaware limited liability company with an office in New York, New York (such company herein called the “Sub-Adviser”).

WHEREAS, the Investment Adviser is the investment adviser to BB&T Funds, a Massachusetts business trust (herein called the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“40 Act”); and

WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to assist the Investment Adviser in providing investment advisory services in connection with such portfolios of the Trust as now or hereafter may be identified on Schedule A hereto as such Schedule may be amended from time to time with the consent of the parties hereto (each herein called a “Fund”).

WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the terms and conditions and for the compensation set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. Appointment.  the Investment Adviser hereby appoints the Sub-Adviser its sub-adviser with respect to the Fund as provided for in the Investment Advisory Agreement between the Investment Adviser and the Trust dated as of February 1, 2001, as amended and restated May 23, 2003 (such Agreement or the most recent successor advisory agreement between such parties is herein called the “Advisory Agreement”). The Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. Delivery of Documents.  The Investment Adviser shall provide to the Sub-Adviser copies of the Trust’s most recent prospectus and statement of additional information (including supplement thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a “Prospectus” and a “Statement of Additional Information”).

3. Sub-Advisory Services to the Funds.

(a) Subject to the supervision of the Investment Adviser, the Sub-Adviser will supervise the day-to-day operations of the Fund and perform the following services: (i) provide investment research and credit analysis concerning the Fund’s investments; (ii) conduct a continual program of investment of the Fund’s assets; (iii) place orders for all purchases and sales of the investments made for the Fund; (iv) maintain the books and records required in connection with its duties hereunder; and (v) keep the Investment Adviser informed of developments materially affecting the Fund.

(b) The Sub-Adviser will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; provided that, notwithstanding this Paragraph 3(b), the liability of the Sub-Adviser for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Paragraph 11(a) of this Agreement.

(c) The Sub-Adviser will communicate to the Investment Adviser and to the Trust’s custodian and Fund accountants as instructed by the Investment Adviser on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be affected, (iv) the CUSIP number of the security, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement.

(d) The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Sub-Adviser’s Investment Guidelines described in Exhibit A hereto subject at all times to the terms of this Agreement and the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information.

(e) The Sub-Adviser will not make loans, other than margin loans, to any person to purchase or carry shares in the Trust or make loans to the Trust.

(f) The Sub-Adviser will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request.

(g) The Sub-Adviser will promptly review all (1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days after discovery of such discrepancies.

(h) To the extent that exchange-traded futures and over-the-counter derivatives transactions are permissible investments for the BB&T International Equity Fund as set forth in the Fund’s Prospectus and Statement of Additional Information and in accordance with the 40 Act, the Investment Adviser, on behalf of the BB&T International Equity Fund, authorizes the Sub-Adviser to enter into brokerage agreements with one or more futures brokers and to enter into master netting agreements with one or more professional counterparties as agent on behalf of the BB&T International Equity Fund. In connection with such transactions, the Sub-Adviser is authorized to pledge collateral or margin in accordance with the BB&T International Equity Fund’s applicable requirements and restrictions as set forth in the Fund’s Prospectus and Statement of Additional Information and in accordance with the 40 Act.

4. Brokerage.  The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders, as well as the firm’s financial responsibility and administrative efficiency. The Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Adviser may, subject to the approval of the Board of Trustees of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits in the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Trust’s principal distributor, the Investment Adviser or any affiliate thereof (as the term “affiliate” is defined in the 40 Act), except to the extent permitted under the 40 Act.

5. Compliance with Laws: Confidentiality: Conflicts of Interest.

(a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the “Rules”).

(b) The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

(c) The Sub-Adviser will maintain a policy and practice of conducting sub-advisory services hereunder independently of its broker-dealer operations or banking operations of its affiliates. In making investment recommendations for the Fund, the Sub-Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund’s account are its customers or bank customers of the Sub- Adviser’s affiliates unless so required by applicable law. In dealing with their customers, affiliates of Sub-Adviser will not inquire or take into consideration whether securities of those customers are held by the Fund.

6. Control by Trust’s Board of Trustees.  Any recommendations concerning the Fund’s investment program proposed by the Sub-Adviser to the Fund and the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

7. Services Not Exclusive.  The Sub-Adviser’s services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar or dissimilar services to others so long as its services under this Agreement are not impaired thereby. The Investment Adviser recognizes that the Sub-Adviser remains bound by certain non-compete clauses that restrict the Sub-Adviser from providing advice to funds that are offered or otherwise sold or distributed through certain broker-dealers. The Sub-Adviser may terminate this Agreement upon 90 days written notice upon Sub-Adviser’s sole determination that there exists (a) a wholesale distribution arrangement involving this Fund or (b) that the Fund is actively marketed or sold through broker-dealers to persons who are otherwise non-clients of BB&T Funds.

8. Books and Records.  In compliance with the requirements of Rule 31a-3 of the Rules, and any other applicable Rule, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 and any other applicable Rule.

9. Expenses.  During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Trust or any Fund including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.

10. Compensation.

(a) For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Investment Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s Declaration of Trust for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

(b) The obligation of the Investment Adviser to pay the above described fee to the Sub-Adviser will begin as of the date of the initial public sale of shares of the Fund.

11. Limitation of Liability.

(a) The Sub-Adviser shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which Agreement relates, except that Sub-Adviser shall be liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty by Sub-Adviser under the 40 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Investment Adviser.

(b) The Investment Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Investment Adviser has agreed to under the Advisory Agreement.

12. Duration and Termination.  This Agreement shall become effective as of the date hereof provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund and, unless sooner terminated as provided herein, shall continue with respect to the Fund until October 31, 2008. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods ending on October 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of the Trust or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Adviser on 60 days written notice to the Sub-Adviser or (iv) by the Sub-Adviser on 60 days written notice to the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested person” and “assignment” shall have the same meaning as such terms have in the 40 Act.)

13. Amendment of this Agreement.  No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

14. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Massachusetts law.

The names “BB&T Funds” and “Trustees of BB&T Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 1, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “BB&T Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BB&T ASSET MANAGEMENT, INC.

By:

Name:

Title:

ARTIO GLOBAL MANAGEMENT LLC
(formerly Julius Baer Investment Management LLC)

By:

Name:

Title:

SCHEDULE A
To Sub-Advisory Agreement
Dated as of June   , 2008
Between
BB&T Asset Management, Inc. and Artio Global Management LLC
(formerly Julius Baer Investment Management LLC)

Name of Fund	Annual Rate of Compensation

BB&T International Equity Fund	0.80% per annum of the first $20 million of the Fund’s average daily net assets
0.60% per annum of the next $20 million of the Fund’s average daily net assets
0.50% per annum of the next $60 million of the Fund’s average daily net assets
0.40% per annum thereafter

Consented to by:

BB&T ASSET MANAGEMENT, INC.

By:

Date:          , 2008

ARTIO GLOBAL MANAGEMENT LLC
(formerly Julius Baer Investment Management LLC)

By:

Date:          , 2008

EXHIBIT B — SHARES OUTSTANDING

The table below lists the shares outstanding of the Fund as of April 4, 2008.

Share Class	Shares Outstanding

Class A	679,441.023
Class B	285,821.888
Class C	63,047.726
Institutional Class	20,297,864.079

EXHIBIT C — BENEFICIAL OWNERSHIP

To the best of the Fund’s knowledge, as of April 4, 2008, the Officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

The following table sets forth, as of April 4, 2008, each additional person known by the Fund to be the beneficial owner of 5% or more of any class of the Fund’s voting securities. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power. Any shareholder who holds beneficially 25% or more of the outstanding voting securities of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding voting securities of the Fund.

BB&T International Equity Fund — Class C Shares

	Number of Shares
Name and Address of Beneficial Owner	Owned	Percent of Class

BRUCE C ELLIS REVOC TRUST	16,669.302	26.4492
BRUCE ELLIS TTEE 7108 HEATHWOOD COUR BETHESDA MD 20817-2915
BRITTON A REID REVOCABLE TRUS	7,921.703	12.5646
BRITTON REID TTEE 1200 GLOUCESTER LANE VIRGINIA BCH VA 23454-2507
JEANETTE M TINKHAM TTEE	7,121.804	11.2959
J JEFFREY TINKHAM FAMILY TR 1042 ALGONQUIN ROAD NORFOLK VA 23505
STEPHEN W WHITE &	6,224.754	9.8731
CONSTANCE D WHITE TEN ENT 816 WALNUT FOREST CT CHESAPEAKE VA 23322
JOHN A OLSHEFSKI	5,840.255	9.2632
7 WADSWORTH DRIVE HUNTSVILLE AL 35808-2714
DENNIS S YOUNG	4,111.130	6.5207
7359 LUCK AVENUE MECHANICSVILLE VA 23111
CLEARVIEW IRA C/F	3,712.950	5.8891
JEFFREY D WHEDBE 2814 NUMBER TEN LANE CHESAPEAKE VA 23320-6300

BB&T International Equity Fund — Institutional Shares

	Number of Shares
Name and Address of Beneficial Owner	Owned	Percent of Class

NFS LLC FEBO*	10,721,486.095	52.8208
BRANCH BANKING & TRUST CO INSTITUTIONAL SERVICES 7823 NATIONAL SERVICE RD GREENSBORO NC 27409-9667
NFS LLC FEBO**	3,028,507.088	14.9203
BBT CO DBA WILBRANCH CO FBO NON-ERISA CLIENTS CASH PO BOX 2887 WILSON NC 27894-2887
BB&T CAPITAL MGR MODERATE GROWTH FD	1,648,138.295	8.1198
434 FAYETTEVILLE STREET MALL FL 5 RALEIGH NC 27601-1701
BB&T CAPITAL MANAGER GROWTH FUND	1,598,901.133	7.8772
434 FAYETTEVILLE STREET MALL FL 5 RALEIGH NC 27601-1701
BB&T CAPITAL MANAGER EQUITY FUND	1,062,792.379	5.236
434 FAYETTEVILLE STREET MALL FL 5 RALEIGH NC 27601-1701

*	The trustee of this plan has 11.78% voting authority with respect to this beneficial owner. For the remainder of the shares, the underlying plan participants have 100% voting authority with respect to shares owned by such participant. Pursuant to plan policy, however, in the event that a participant’s vote is not timely received, the trustee of the plan is authorized to vote such participant’s shares.

**	The trustee of this plan has 97.63% voting authority with respect to this beneficial owner.

THREE EASY WAYS TO VOTE
TO VOTE BY TELEPHONE
1. Read the Proxy Statement and have the Voting Instruction Card at hand.
2. Call 1-888-221-0697.
3. Follow the recorded instructions.
TO VOTE BY INTERNET
1. Read the Proxy Statement and have the Voting Instruction Card at hand.
2. Go to www.proxyweb.com.
3. Follow the on-line instructions.
TO VOTE BY MAIL
1. Read the Proxy Statement.
2. Check the appropriate boxes on the reverse side.
3. Sign and date the Voting Instruction Card.
4. Return the card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.
BB&T FUNDS
BB&T INTERNATIONAL EQUITY FUND
SPECIAL MEETING OF SHAREHOLDERS: June 11, 2008
     This proxy is solicited on behalf of the Board of Trustees of BB&T Funds, on behalf of its series, BB&T International Equity Fund (the “Fund”), for use at a special meeting (the “Special Meeting”) of shareholders of the Fund to be held on June 11, 2008 at 10:00 a.m. Eastern time at the offices of PFPC Inc., the Fund’s sub-administrator, 99 High Street, 27th Floor, Boston, Massachusetts 02110.
The undersigned hereby appoints James T. Gillespie and Avery Maher, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion:
YOUR VOTE IS VERY IMPORTANT. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

Date:                                         , 2008
The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated June 11, 2008 and the Proxy Statement attached hereto:

Signature(s) (Joint Owners)	(Sign in the Box)
IMPORTANT: Please sign legibly and exactly as your name appears on this proxy card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please state that capacity or title along with your signature. If a corporation, please give the full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.
Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.
YOUR VOTE IS IMPORTANT. THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS IF NO SPECIFICATION IS MADE BELOW.
Your Board of Trustees recommends that you vote “FOR” the proposals.
Please refer to the Proxy Statement for a discussion of the proposals.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PROPOSAL (1)	Approval of the proposed Sub-Advisory Agreement between Julius Baer Investment Management LLC (expected to become Artio Global Management, LLC, on or about June 15, 2008) and BB&T Asset Management, Inc.

FOR	AGAINST	ABSTAIN
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN
AND DATE THE REVERSE SIDE.
NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED.